Exhibit 99.1

 11 | 30 | 2022  ANGIODYNAMICS  Piper Sandler Healthcare Conference   Jim Clemmer, President & CEO  Stephen Trowbridge, Executive VP & CFO  1

 2  Notice Regarding Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ materially from AngioDynamics’ expectations, expressed or implied. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions (including inflation, labor shortages and supply chain challenges including the cost and availability of raw materials), the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to obtain regulatory clearances or approval of its products, or to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2022. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.  In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.  Notice Regarding Non-GAAP Financial Measures  Management uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported adjusted EBITDA (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income and adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

AngioDynamics Strategic Plan

Progress toward transforming Angiodynamics into a technology focused growth company

FOCUS ON LARGER, FASTER GROWING ADDRESSABLE MARKETS
Relying on Angiodynamics technology & innovation to produce measurable patient outcomes

PORTFOLIO TRANSFORMATION
Transformation & strength is driven by R&D, M&A, and Clinical & Regulatory

RESOURCE ALLOCATION
Focused on functional areas that create our competitive advantages

EMBRACE DIFFERENTIATION
Exploit Angiodynamics unique value propositions via internal talent and technology

CREATE VALUE
Drive value creation through portfolio management and expansion of indications

Invest for **GROWTH** in Med Tech	
Thrombus Management	ANGIOVAC, ALPHAVAC
Peripheral Arterial Disease	Uni-Fuse, AURYON
Solid Tumor	NanoKnife

MAINTAIN Positioning in Med Device	
Vascular Access Catheters & Accessories	Microwave & Radiofrequency Ablation
Diagnostic Catheters, Guidewires & Kits	Lung Biopsy Safety
Endovenous Laser Treatment	Radiation Treatment Stabilization Balloons

FOCUSED TRANSFORMATION PURSUING LARGER MARKETS

U.S. Total Addressable Markets

FY2018 - $1.3B
Began our strategic initiative to become a growth company

FY2021 - $3.0B
Launch of the Auryon System gives us access to the peripheral atherectomy market

FY2023 - $6.0B
Planned Thrombectomy & NanoKnife System portfolio additions & new indications increase market access

FY2025 - $8.0B
Planned Thrombectomy & PE portfolio additions & new indications increase market access

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The planned portfolio additions and new indications are based on management estimates and industry sources as of July 2022 and are not guarantees of future performance and are subject to risks and uncertainties including FDA clearance. Investors are cautioned that actual events or results may differ from AngioDynamics' expectations.

 THROMBUS MANAGEMENT  MED TECH

Thrombus Management

Purpose built portfolio developed in partnership with physicians

Deep Vein Thrombosis		Pulmonary Embolism		Venous Thromboembolism
DVT	+	**PE**	=	**VTE**
A blood clot that forms in a deep vein, usually the leg, groin or arm		A DVT breaks free and travels to the lungs blocking some or all of the blood supply		DVT and PE are collectively referred to as VTE



RIGHT ATRIUM
$80M
$2.1B
DEEP VEIN THROMBOSIS
2022 TAM
PULMONARY EMBOLISM*
$1.8B

MARKET OPPORTUNITY

CURRENT PRODUCTS



RADIOPAQUE MARKERS
Better Tip Visibility
PROPRIETARY FUNNEL DESIGN
Allows for Massive Clot Removal | En Bloc
LARGE END HOLE ASPIRATION
42FR & 30FR Opening
MULTIPLE TIP ANGLES
0⁰, 20⁰, 85⁰, 180⁰



ANGIOVAC CANNULA & CIRCUIT

The **AngioVac** System allows for the **continuous aspiration** of embolic material such as fresh, soft thrombi or vegetation from the venous system while **Simultaneously reinfusing** the patient's own filtered blood to limit procedural blood loss

ALPHAVAC MULTIPURPOSE MECHANICAL ASPIRATION

The **AlphaVac** System allows for the **controlled aspiration** of embolic material such as fresh, soft thrombi or vegetation from the venous system



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Source: Management estimate & industry sources as of July 2022.
*Includes Clot in Transit

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 PERIPHERAL ATHERECTOMY  MED TECH

Peripheral Atherectomy

AURYON



0.9 mm
Indicated for Peripheral Atherectomy

1.5 mm
Indicated for Peripheral Atherectomy

2.0 mm
Aspiration capability and indicated for Peripheral Atherectomy and ISR

2.35 mm
Aspiration and Off-Center capabilities and indicated for Peripheral Atherectomy and In-Stent Restenosis (ISR)



Wavelength
Pulse width
Amplitude

Why wavelength matters

Each type of tissue interacts differently with a given wavelength

The Auryon System produces a photon energy of 3.5eV, which is low enough to be nonreactive to vessel endothelium, but high enough to vaporize calcium.[1,2]

Why pulse width and amplitude matter

Greater amplitude is achieved with shorter pulses, which can deposit energy before thermal diffusion occurs.

The Auryon System has a pulse width of 10 to 25ns, ensuring enough power to target the lesion and spare the vessel.[3]

2022 Served Market

$760M



Hospital
Office Based Lab (OBL)
38%
62%
Below the Knee (BTK)
Above the Knee (ATK)
37%
63%

Source: Peripheral Vascular Devices Medtech 360 Market Analysis US December, 2021. Millennium Research Group, Inc.

angiodynamics

1. Herzog A, Bogdan S, Glikson M, Ishaaya AA, Love C. Selective tissue ablation using laser radiation at 355 nm in lead extraction by a hybrid catheter; a preliminary report. Lasers Surg Med. 2016;48(3):281-287.
2. Spectranetics Corporation. CVX-300 Excimer Laser System: Operator's Manual. Version 2.8. 2019:1-56.
3. Auryon. Instructions for use. AngioDynamics; 2019.

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 IRREVERSIBLE ELECTROPORATION  MED TECH  8

Irreversible Electroporation (IRE)

How does IRE work?	Using short electric pulses between probes, NanoKnife destroys cells without relying on extreme heat or cold
Why this is different?	This patented technology facilitates functional tissue regeneration post ablation and spares vital structures within the ablation zone





PRESERVE IDE – Prostate Initiative

*Prostate cancer (**PCa**) is the **only** solid tumor **without** a standardized local treatment option[1]*

*Advances in genetics, imaging, and methodology **support** a local treatment option for PCa[2]*

*But existing technology has **less** than ideal outcomes for cancer control and quality of life[3,4]*



Effectively destroys targeted tissue with precise treatment margins[5]

Spares vital structures within the ablation zone[6]

Enables treatment to be performed in all segments of an organ[7]

NanoKnife 3.0

Irreversible Electroporation (IRE)

Bridge the gap between an active surveillance strategy and whole-gland treatment

Approximately

100,000

men are estimated to be candidates for focal therapy each year[8]

1). *NCCN Guidelines for Patients Early Stage Prostate Cancer*. https://www.nccn.org/patients/guidelines/content/PDF/prostate-early-patient.pdf.
2). Lee, Byron H., et al. "Changing Landscape of Prostate Cancer Favoring Low-Risk Prostate Cancer: Implications for Active Surveillance Versus Focal Therapy." Imaging and Focal Therapy of Early Prostate Cancer, 2012, pp. 17–36., doi:10.1007/978-1-62703-182-0_2.
3). Worrell Design. Next Gen Voice of Customer, 2020.
4). Sivaraman A, Barret E. Focal Therapy for Prostate Cancer: An "À la Carte" Approach. Eur Urol. 2016;69(6):973-975. doi:10.1016/j.eururo.2015.12.015
5). Lee EW, Thai S, Kee ST. Irreversible electroporation: a novel image-guided cancer therapy. Gut Liver. (2010);4(SUPPL. 1):99–104. doi: 10.5009/gnl.2010.4.S1.S99
6). Li W, Fan Q, Ji Z, Qiu X, Li Z. The effects of irreversible electroporation (IRE) on nerves. PLoS One. 2011 Apr 14;6(4):e18831. doi: 10.1371/journal.pone.0018831. PMID: 21533143; PMCID: PMC3077412.
7). Scheltema MJ, Chang JI, van den Bos W, Gielchinsky I, Nguyen TV, Reijke TM, Siriwardana AR, Böhm M, de la Rosette JJ, Stricker PD. Impact on genitourinary function and quality of life following focal irreversible electroporation of different prostate segments. Diagn Interv Radiol. 2018 Sep;24(5):268-275. doi: 10.5152/dir.2018.17374. PMID: 30211680; PMCID: PMC6135060.
8). Cancer Facts & Figures 2021. American Cancer Society. https://www.cancer.org/research/cancer-facts-statistics/all-cancer-facts-figures/cancer-facts-figures-2021.html. Accessed January 4, 2022.

angiodynamics

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10  AngioDynamics: A Technology Focused Strategy  MANAGEMENT NOTE:  FOCUS ON LARGER, FASTER GROWING ADDRESSABLE MARKETS  Differentiated platforms and pursuit of clinical data generation enables access into larger, growing addressable markets.   INVEST IN MED TECH SEGMENT  Investment in Med Tech growth driven by execution in Med Device.  CREATE VALUE  Strategic portfolio management combined with R&D, M&A, and Clinical & Regulatory pathway expansion to drive value creation.   Management expects cash at the end of the second fiscal quarter, ended November 30, 2022, to be approximately $28 – $30 million; an increase in net cash from the end of the first fiscal quarter of approximately $3.5 – $5.5 million. This expectation does not include the $4.2 million receivable related to the CARES Act.  The Company expects to report results for its second fiscal quarter ended November 30, 2022, on or around January 5, 2023, in accordance with its typical schedule.

 11 | 30 | 2022  ANGIODYNAMICS  Piper Sandler Healthcare Conference   Jim Clemmer, President & CEO  Stephen Trowbridge, Executive VP & CFO  11